UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 21, 2023

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K that GigCapital5, Inc., a Delaware corporation (“GigCapital5”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2022, GigCapital5, QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), and QT Imaging, Inc., a Delaware corporation (“QT Imaging” or the “Company”) entered into the Business Combination Agreement on December 8, 2022, as amended by the First Amendment to Business Combination Agreement on May 3, 2023 (as amended, the “BCA,” and the transactions contemplated thereby, the “Business Combination”). Pursuant to the terms of the BCA, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

On September 21, 2023, GigCapital5 entered into that certain Second Amendment to Business Combination Agreement (the “BCA Amendment”), which amended certain terms and conditions of the BCA, as further described below.

This Current Report on Form 8-K (this “Current Report”) provides a summary of the BCA as amended by the BCA Amendment. Such descriptions does not purport to be complete and is qualified in its entirety by the terms and conditions of the BCA Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference into this Current Report.

The Merger

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the common stock of QT Imaging ( the “Company Common Stock”) (including shares issued upon the exercise or conversion of Company Options, Company Warrants and Company Convertible Notes, but excluding each share of Company Common Stock held in the treasury of QT Imaging which will be cancelled without any conversion of such shares of Company Common Stock held in the treasury) will be automatically cancelled and extinguished and converted into (A) the right to receive a number of shares (the “Per Share Merger Consideration”) of common stock of GigCapital5 (the “GigCapital5 Common Stock”) equal to the Exchange Ratio (as defined below) and (B) the contingent right to receive a portion of the Merger Consideration Earnout Shares (as defined below), if, as and when payable.

Board of Directors of QTI Holdings

Pursuant to the terms of the BCA Amendment, effective at the Closing, the board of directors of QTI Holdings (the “QTI Holdings Board”) will consist of six directors in a classified board of directors with three classes, with the authorized number of directors to be seven, the initial members of which (the “Initial Post-Closing QTI Holdings Directors”) will consist of three individuals identified by GigCapital5 who will serve either in Class I or Class III directors, and which will include the chairman of the QTI Holdings Board, and three individuals identified by QT Imaging who will serve in either Class I, Class II or Class III directors, and which will include the Chief Executive Officer of QT Imaging. The one authorized but vacant seat at the Closing shall be selected prior to or after the Closing by the chairman of the QTI Holdings Board, and such individual must be both qualified to serve as an independent director and a key opinion leader who can support QT Imaging Holdings’ business, technology and financing initiatives, and who has experience appropriate for service on the board of directors of a public company.

Payment of Expenses

In furtherance of the BCA Amendment, the parties will work on addressing cash management needs of QTI Holdings following the completion of the Business Combination.

The Earnout Shares

After the Closing, the holders of the Company Equity Securities as of immediately prior to the Effective Time will have the contingent right to receive additional shares of GigCapital5 Common Stock based on the performance of QTI Holdings of certain requirements (the “Triggering Events”) are achieved. At the Closing and immediately prior to the Effective Time, GigCapital5 will deposit, or will cause to be deposited, with a bank or trust company that will be designated by GigCapital5 and is reasonably satisfactory to QT Imaging (the “Exchange Agent”), among other shares, the sum of 9,000,000 shares of GigCapital5 Common Stock, as such shares may be adjusted for any stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination, as a pool of shares that can constitute the “Merger Consideration Earnout Shares.” The Merger Consideration Earnout Shares will be allocated among the Company Equity Securityholders as described below.

Promptly upon the occurrence of any Triggering Event, or as soon as practicable after QTI Holdings becomes aware of the occurrence of such Triggering Event or receives written notice of such Triggering Event, QTI Holdings will prepare and deliver, or cause to be prepared and delivered, a written notice to the Exchange Agent (a “Release Notice”), which Release Notice will set forth in reasonable detail the Triggering Event giving rise to the requested release and the specific release instructions with respect to the requested release (including the number of Merger Consideration Earnout Shares to be released from the fund of shares deposited with the Exchange Agent (the “Exchange Fund”) and the identity of the person to whom they should be released). The Merger Consideration Earnout Shares that are to be released from the Exchange Fund and distributed to the Company Equity Securityholders will be distributed to such Company Equity Securityholders in accordance with their respective Pro Rata Shares (as defined below). Pursuant to the terms of the BCA Amendment, the Merger Consideration Earnout Shares will be released and delivered as follows, as amended by the BCA Amendment to reflect a later Closing date than initially anticipated (each of (i), (ii) and (iii) below, a Triggering Event):

(i) promptly following the date on which QTI Holdings files its quarterly report on Form 10-Q with respect to its fiscal quarter ended September 30, 2024 with the SEC, an aggregate of 2,500,000 Merger Consideration Earnout Shares (the “2024 Earnout Shares”) will be released from the Exchange Fund and distributed to the Company Equity Securityholders in accordance with their respective Pro Rata Shares if, and only if, on or prior to such filing date, QT Imaging has obtained a formal FDA clearance for breast cancer screening with respect to its breast scanning systems, which remains in full force and effect as of such filing date; provided, that the 2024 Earnout Shares will increase by 500,000 (to an aggregate of 3,000,000) Merger Consideration Earnout Shares if, in addition, during the fifteen months ended September 30, 2024, QT Imaging (A) makes at least eight bona fide placements of its breast scanning systems globally or (B) achieves annual revenue of at least $4,400,000 as set forth in the financial statements included in the periodic reports filed by QTI Holdings with the SEC with respect to such fifteen month period;

(ii) promptly following the date on which QTI Holdings files its quarterly report on Form 10-Q with respect to its fiscal quarter ended September 30, 2025 (the “2025 Q3 Form 10-Q”) with the SEC, an aggregate of 2,500,000 Merger Consideration Earnout Shares (the “2025 Earnout Shares”) will be released from the Exchange Fund and distributed to the Company Equity Securityholders in accordance with their respective Pro Rata Shares if, and only if, during the twelve months ended September 30, 2025, (A) the Company achieves annual revenue of at least $17,100,000 as set forth in the financial statements included in the periodic reports filed by QTI Holdings with the SEC with respect to such twelve month period, and (B) the Company makes at least four placements of its breast scanning systems in the United States; provided, that the 2025 Earnout Shares shall increase by 500,000 (to an aggregate of 3,000,000) Merger Consideration Earnout Shares if at least one of the following milestones is achieved: (x) on or prior to such filing date, the Company has obtained a formal FDA clearance for a new indication for use of its breast scanning systems (other than any indication obtained prior to the beginning of the twelve months ended September 30, 2025), which remains in full force and effect as of such filing date; or (y) the Company achieves clinical-quality patient images with the Company’s open angle scanner no later than the filing date of the 2025 Q3 Form 10-Q;

(iii) promptly following the date on which QTI Holdings files its quarterly report on Form 10-Q with respect to its fiscal quarter ended September 30, 2026 (the “2026 Q3 Form 10-Q”), an aggregate of 2,500,000 Merger Consideration Earnout Shares (the “2026 Earnout Shares”) will be released from the Exchange Fund and distributed to the Company Equity Securityholders in accordance with their respective Pro Rata Shares if, and only if, during the twelve months ended September 30, 2026, (A) the Company has revenue of at least $30,000,000 as set forth in the financial statements included in the periodic reports filed by QTI Holdings with the SEC with respect to such twelve month period, or (B) the VWAP of shares of QTI Holdings Common Stock equals or exceeds $15 per share for twenty (20) of any thirty (30) consecutive trading days on the Exchanges; provided, that the 2026 Earnout Shares shall increase by 500,000 (to an aggregate of 3,000,000) Merger Consideration Earnout Shares if at least one of the following milestones is achieved on or prior to such filing date: (x) the Company has obtained a formal FDA clearance of its open angle scanner, which remains in full force and effect as of such filing date; or (y) the Company receives net positive results in bona fide clinical trials, conducted in accordance with generally accepted industry standards, for its open angle scanner, as reported no later than the filing date of the 2026 Q3 Form 10-Q; and

(vi) if the conditions set forth in (i), (ii) or (iii) for any Merger Consideration Earnout Shares to be released from the Exchange Fund and distributed to the Company Equity Securityholders have not been, and become incapable of being, satisfied, then promptly thereafter such Merger Consideration Earnout Shares shall be automatically released to QTI Holdings for cancellation and the Company Equity Securityholders shall not have any right to receive such Merger Consideration Earnout Shares or any benefit therefrom.

The term “Pro Rata Share” means, with respect to each Company Equity Securityholder, a ratio calculated by dividing (i) the sum of, without duplication, (A) the total number of shares of Company Common Stock held by such Company Equity Securityholder as of immediately prior to the Effective Time, plus (B) the total number of In-the-Money Company Warrant Shares subject to In-the-Money Company Warrants held by such Company Equity Securityholder as of immediately prior to the Effective Time (to the extent such In-the-Money Company Warrants are not exercised or deemed exercised as of immediately prior to the Effective Time), by (ii) the sum of, without duplication, (A) the total number of shares of Company Common Stock held by all Company Equity Securityholders as of immediately prior to the Effective Time, plus (B) the total number of In-the-Money Warrant Shares (to the extent the applicable In-the-Money Company Warrants are not exercised or deemed exercised as of immediately prior to the Effective Time). Any fractional Merger Consideration Earnout Share that would otherwise be issuable to any person will be rounded up to a whole share of GigCapital5 Common Stock.

The term “VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) will be the fair market value per share on such date(s) as reasonably determined in good faith by a majority of the disinterested independent directors of the QTI Holdings Board at such time.

Company Convertible Notes and Other Company Closing Debt

As modified by the BCA Amendment, prior to the Closing, QT Imaging has agreed to:

(A) use its reasonable best efforts to comply with all notice and other provisions of the Company Convertible Notes and cause, immediately prior to the Effective Time, (i) the Converting Notes to be converted into Company Common Stock and (ii) for all liens and security interests granted in favor of the holders of such Converting Notes to be terminated, each immediately prior to the Effective Time;

(B) take such actions as are necessary or advisable in order to amend the Surviving Notes (as defined in the BCA), effective immediately prior to the Closing, to provide that they will be assumed as notes of QTI Holdings upon the Closing that (i) are repayable in cash at the maturity date stated in such Surviving Notes for the principal amounts stated in such Surviving Notes plus accruing interest at the interest rate stated in such Surviving Notes, (ii) are not convertible into shares or other securities of any entity, (iii) except for the Yorkville Notes (as defined below), to which the Surviving Notes shall be junior in right, are senior in right to any new post-Closing debt of QTI Holdings (but for the sake of clarity are junior in right to the existing outstanding debts of QTI Holdings (which for the sake of clarity is one and the same as GigCapital5) stated in the GigCapital5 SEC Reports or incurred to enable GigCapital5 to extend GigCapital5’s existing public company directors’ and officers’ liability insurance to provide coverage after September 23, 2023) and (iv) are not subject to a lien or security interest; and

(C) take such actions as are necessary or advisable, including obtaining any elections, amendments, consents and waivers from the holders of the Company New Note, in order to cause the Company New Note to be amended, effective immediately prior to the Closing, to provide that it will be assumed as a note of QT Imaging Holdings upon the Closing that (i) will be repayable in cash in accordance with the payment schedule set forth in the BCA, (ii) shall be junior in right to the Yorkville Notes (as defined below) and pari passu in right to the existing outstanding debts of QT Imaging Holdings (which for the sake of clarity is one and the same as GigCapital5) stated in the GigCapital5 SEC Reports but junior in right to the existing outstanding debts of QT Imaging Holdings incurred to enable GigCapital5 to extend GigCapital5’s existing public company directors’ and officers’ liability insurance to provide coverage after September 23, 2023.

Yorkville SEPA

Pursuant to the BCA Amendment, from and after September 21, 2023 through the Closing, GigCapital5 has agreed to use its reasonable best efforts to negotiate and enter into, and QT Imaging has agreed to use its reasonable best efforts to cooperate with and assist GigCapital5 in negotiating and entering into a Standby Equity Purchase Agreement (the “Yorkville SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited partnership (“Yorkville”). If the Yorkville SEPA is ultimately entered into, then GigCapital5 has agreed to fund the first Pre-Paid Advance (as defined in the Yorkville SEPA) and to issue convertible promissory notes in the principal amounts of $5,500,000 and $4,500,000 (the “Yorkville Notes”) in accordance with the terms of the Yorkville SEPA.

Brokers

Pursuant to the BCA Amendment, except for William Blair & Company L.L.C. and Northlands Securities, no broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of GigCapital5 or Merger Sub, except that with the prior written consent of the Company, not to be unreasonably conditioned, withheld or delayed, GigCapital5 may engage with other brokers, finders or investment bankers.

Proxy Statements and Registration Statement

On February 14, 2023, GigCapital5 (with the assistance and cooperation of QT Imaging as reasonably requested by GigCapital5) prepared and filed with the SEC (i) a joint proxy statement/prospectus (as amended or supplemented, the “BCA Proxy Statement”) to be sent to the stockholders of GigCapital5 and from which QT Imaging may derive an information statement that it can send to the stockholders of QT Imaging relating to (A) with respect to QT Imaging’s stockholders, the action to be taken by certain stockholders of QT Imaging pursuant to the approval and adoption of the BCA, the Merger and all other transactions contemplated by the BCA and (B) with respect to GigCapital5’s stockholders, the meeting of GigCapital5’s stockholders (the “GigCapital5 Stockholders’ Meeting”) to be held to consider approval and adoption of (1) the BCA and the Merger, (2) the second amended and restated GigCapital5 Certificate of Incorporation, (3) the equity plan of QTI Holdings, (4) the classes of the members of the QTI Holdings Board as of immediately after the Effective Time, (5) the election of the Initial Post-Closing QTI Holdings Directors to serve as the members of the QTI Holdings Board as of immediately after the Effective Time and until their respective successors are duly elected or appointed and qualified, and (6) any other proposals the parties deem necessary to effectuate the Merger (collectively, the “GigCapital5 Proposals”), and (ii) a registration statement on Form S-4 (together with all amendments to such registration statement, the “Registration Statement”) in which the BCA Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the shares of GigCapital5 Common Stock to be issued to the stockholders of QT Imaging pursuant to this Agreement.

In addition, on September 18, 2023, GigCapital5 filed a definitive proxy statement (the “Extension Proxy Statement”) seeking to extend the business combination period to December 31, 2023, without making any additional payments to the trust account of GigCapital5. The meeting of stockholders is scheduled for September 28, 2023 (the “September 2023 Meeting”).

Conditions to Closing

The consummation of the Business Combination is subject to the receipt of the requisite approval of the stockholders of each of GigCapital5 and QT Imaging, and the fulfillment of certain other conditions, as described in greater detail below.

Mutual Conditions

Under the terms of the BCA, the obligations of QT Imaging, GigCapital5 and Merger Sub to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions: (i) the written consent of the stockholders of QT Imaging approving and adopting the BCA and the Merger and all other transactions contemplated by the BCA (the “Written Consent”) will have been obtained and be in full force and effect; (ii) the GigCapital5 Proposals will have been approved and adopted by the requisite affirmative vote of the stockholders of GigCapital5 in accordance with the BCA Proxy Statement, the General Corporation Law of the State of Delaware, the GigCapital5 Certificate of Incorporation, bylaws and other governing documents, and the rules and regulations of the Exchanges; (iii) no governmental authority will have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the transactions (the “Transactions”) contemplated by the BCA and the other agreements described in this Current Report (the “Transaction Documents”); (iv) all applicable waiting periods (and any extensions of such waiting periods) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in respect of the Transactions will have expired or been terminated; (v) all consents, approvals and authorizations set forth in the BCA will have been obtained from and made with all governmental authorities; (vi) the Registration Statement will have been declared effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement will be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement will have been initiated or threatened by the SEC; (vii) the shares of GigCapital5 Common Stock will be listed on an Exchange; and; (viii) upon the Closing, and after giving effect to the redemption rights provided for in Section 9.2 of Article IX of the GigCapital5 Certificate of Incorporation (the “Redemption Rights”), GigCapital5 will have net tangible assets of at least $5,000,001 (excluding assets of the Surviving Corporation).

GigCapital5 Conditions to Closing

Additionally, under the terms of the BCA, the obligations of GigCapital5 to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of, among other customary closing conditions, the following conditions: (i) the representation and warranties of QT Imaging contained in the BCA will be true and correct in all material respects, or in all respects, as applicable; (ii) QT Imaging will have performed or complied in all material respects with all agreements and covenants required by the BCA to be performed, or complied with by it; (iii) QT Imaging will have delivered to GigCapital5 a certificate signed by an officer of QT Imaging certifying as to the satisfaction of certain of the conditions specified in the BCA; (iv) no Company Material Adverse Effect will have occurred between the date of the BCA and the date of the Closing (the “Closing Date”); (v) other than those persons identified as continuing directors, all members of the board of directors of QT Imaging will have executed written resignations; (vi) the Stockholder Support Agreement (as defined below) will be in full force and effect, and no stockholder of QT Imaging that is a party to the Stockholder Support Agreement (the “Key Company Stockholders”) will have attempted to repudiate or disclaim any of its or his/her obligations thereunder; (vii) all parties to the Registration Rights Agreement (as defined below) (other than GigCapital5) will have delivered, or cause to be delivered, to GigCapital5 copies of the Registration Rights Agreement duly executed by all such parties; (viii) QT Imaging will have delivered to GigCapital5 the Lock-Up Agreement (as defined below) duly executed by each holder of shares of Company Common Stock outstanding as of immediately prior to the Effective Time, other than any such holder who, as of immediately prior to the Effective Time, owns (together with his, her or its Affiliates) an aggregate of less than three percent of all shares of Company Common Stock then outstanding; (ix) QT Imaging will deliver to GigCapital5 a properly executed certification that shares of Company Common Stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), together with a notice to the Internal Revenue Service (the “IRS”) (which will be filed by GigCapital5 with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the U.S. Treasury regulations issued pursuant to the Internal Revenue Code; (x) QT Imaging will have delivered to GigCapital5 the PCAOB Financial Statements; (xi) QT Imaging Warrants (other than In-the-Money Company Warrants) will have been amended such that such Company Warrants will be canceled without consideration upon the Closing and the In-the-Money Company Warrants will have been canceled, extinguished and exercised for shares of Company Common Stock in accordance with their terms, or will be capable of being assumed by GigCapital5 in accordance with their terms; (xii) the Converting Notes will have been converted into Company Common Stock immediately prior to the Effective Time and the other Company Convertible Notes will have been amended consistent with the terms of the BCA Amendment, as further described above; (xiii) the debt of QT Imaging as of immediately prior to the Effective Time after conversion of any Converting Notes will be no more than $4,800,000; and (xiv) the Transaction Documents will be in full force and effect and will not have been rescinded by QT Imaging.

QT Imaging Conditions to Closing

Additionally, under the terms of the BCA, as amended by the BCA Amendment, the obligations of QT Imaging to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of, among other customary closing conditions, the following conditions: (i) the representation and warranties of GigCapital5 and Merger Sub contained in the BCA will be true and correct in all material respects, or in all respects, as applicable; (ii) GigCapital5 and Merger Sub will have performed or complied in all material respects with all agreements and covenants required by the BCA to be performed, or complied with by them; (iii) the GigCapital5 will have delivered to QT Imaging a certificate signed by the President of GigCapital5 certifying as to the satisfaction of certain of the conditions specified in the BCA; (iv) no GigCapital5 Material Adverse Effect will have occurred between the date of the BCA and the Closing Date; (v) GigCapital5 will have taken all such actions as reasonable required such that, immediately following the Closing, the QTI Holdings Board will consist of the directors as indicated in the BCA; (vi) all current and long-term liabilities of GigCapital5 will, immediately prior to the Closing, be capable of being satisfied as part of the Unpaid GigCapital5 Transaction Expenses (as defined in the BCA); (vii) a supplemental listing will have been filed with an Exchange, as applicable, as of the Closing Date to list the shares constituting the Aggregate Closing Merger Consideration; (viii) GigCapital5 will have delivered a copy of the Registration Rights Agreement duly executed by GigCapital5 and the Sponsor (as defined below); (ix) GigCapital5 will have delivered a copy of the Lock-Up Agreement duly executed by GigCapital5 and the Sponsor; (x) the transactions contemplated by the Sponsor Support Agreement to occur at or prior to the Closing will have been consummated; and (xi) the Transaction Documents will be in full force and effect and will not have been rescinded by GigCapital5 or Merger Sub.

The BCA Amendment removes the obligation that GigCapital5 hold, as of immediately prior the Closing, an amount of cash equal to or greater than $15,000,000. The BCA Amendment also removed the condition precedent that shares of GigCapital5 Common Stock shall be listed on an Exchange as of the Closing Date.

Termination

As modified by the BCA Amendment to reflect a later Outside Date due to the need for additional time to accommodate the Closing, the BCA allows the parties to terminate the agreement if certain conditions described in the BCA are satisfied, including (i) by mutual written consent of GigCapital5 and QT Imaging; (ii) by written notice by either GigCapital5 or QT Imaging if the Effective Time has not occurred by December 31, 2023 (the “Outside Date”); (iii) by written notice by either GigCapital5 or QT Imaging if any governmental authority of competent jurisdiction in the United States will have enacted, issued, promulgated, enforced, or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions or the Merger; (iv) by written notice by either GigCapital5 or QT Imaging to the other party, if any of the GigCapital5 Proposals will fail to receive the requisite vote for approval at the GigCapital5 Stockholders’ Meeting; (v) by written notice by GigCapital5 to QT Imaging, if QT Imaging will have failed to deliver the Written Consent to GigCapital5; (vi) by written notice by GigCapital5 to QT Imaging upon a breach of any representation, warranty, covenant or agreement on the part of QT Imaging set forth in the BCA, or if any representation or warranty of QT Imaging will have become untrue; (vii) by written notice by QT Imaging to GigCapital5 upon a breach of any representation, warranty, covenant or agreement on the part of GigCapital5 or Merger Sub set forth in the BCA, or if any representation or warranty of GigCapital5 or Merger Sub will have become untrue; or (viii) by written notice by either GigCapital5 or QT Imaging to the other party, if after giving effect to the Redemption Rights, GigCapital5 does not have net tangible assets of at least $5,000,001 (excluding assets of the Surviving Corporation); provided that the Business Combination Period cannot be terminated under (ii) by any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation and such breach is the reason that the Effective Time has not occurred on or prior to the Outside Date.

To the extent not specifically amended by the BCA Amendment, all provisions of the BCA remain in full force and effect.

Settlement Agreement

On September 21, 2023, GigCapital5, QT Imaging, and the John C. Klock, Jr. and Cynthia L. Klock Trust Dated 7/27/07 (the “Klock Trust”), entered into a Settlement Agreement (the “Settlement Agreement”), pursuant to which the parties agreed, amongst other things: (i) that GigCapital5, Merger Sub, and QT Imaging will concurrently enter into the BCA Amendment, (ii) that the Bylaws of QTI Holdings would be adopted by GigCapital5 to be in effect at the Closing, (iii) that the parties will work together to ensure that GigCapital5 will continue its listing on an Exchange after the September 2023 Meeting, and (iv) that GigCapital5 will file a Notice of Voluntary Dismissal Without Prejudice with the Court of Chancery of the Statement of Delaware to voluntarily dismiss the QTI Lawsuit without prejudice.

This Current Report provides a summary of the Settlement Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference into this Current Report.

Item 8.01	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on December 7, 2023, GigCapital5 filed a lawsuit (the “QTI Lawsuit”) in the Court of Chancery of the State of Delaware against QT Imaging and QT Imaging’s primary stockholder, alleging breach of contract and breach of the covenant of good faith and fair dealing on the part of QTI and its major stockholder. In connection with the Settlement Agreement, GigCapital5 will file a Notice of Voluntary Dismissal Without Prejudice with the Court of Chancery of the Statement of Delaware to voluntarily dismiss the QTI Lawsuit without prejudice.

Additional Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed with the SEC the Registration Statement, which will include a preliminary BCA Proxy Statement to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive BCA Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. The BCA Proxy Statement and Registration Statement, once available, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the extension of the Business Combination Period until December 31, 2023 and approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the extension of the business combination period is set forth in the Extension Proxy Statement and approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, is set forth in the BCA Proxy Statement relating to the proposed Business Combination. GigCapital5 stockholders, potential investors and other interested persons should read the Extension Proxy Statement and the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the Yorkville SEPA or the ability to raise any other financing in connection with the Business Combination and the GigCapital5 ability to maintain its listing on any Exchange following the September 2023 Meeting. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of GigCapital5 on the Nasdaq Stock Exchange or any other Exchange following the September 2023 Meeting or the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville SEPA or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, and (18) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	BCA Amendment, dated as of September 21, 2023, by and among GigCapital5, Inc., QTI Merger Sub, Inc. and QT Imaging, Inc.

10.2	Settlement Agreement, dated as of September 21, 2023, by and among GigCapital5, Inc., QT Imaging, Inc., and the John C. Klock, Jr. and Cynthia L. Klock Trust Dated 7/27/07

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2023	GIGCAPITAL5, INC.

	By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer, President and Secretary